Exhibit 10.1

                           PURCHASE AND SALE AGREEMENT

         THIS PURCHASE AND SALE AGREEMENT (the "Agreement") dated as of January 8, 1998, is made and entered into by and between SUGAR ESTATE PARK, INC., a U.S. Virgin Islands corporation ("Seller") and FORTRESS SELF STORAGE, INC., a U.S. Virgin Islands corporation, ("Buyer").

                              W I T N E S S E T H:

         WHEREAS, by Ground Lease dated November 15, 1990 between Lockhart Realty Company and Buyer, as amended by First Amendment to Ground Lease, dated August 9, 1991, between Lockhart Realty Company Limited Partnership, as successor-in-interest to Lockhart Realty Company and Buyer, as further supplemented by a License Agreement dated July 9, 1992 between Lockhart Realty Company Limited Partnership and Buyer, Buyer is the Lessee of the property set forth in Exhibit A attached hereto (the "Land"); and

         WHEREAS, Seller is the successor-in-interest to Lockhart Realty Company Limited Partnership; and

         WHEREAS, Seller is desirous of selling and conveying the Land together with all tenements, hereditaments, rights, privileges and easement thereunto belonging, collective referred to herein as the "Subject Property" and Buyer is desirous of purchasing the Subject Property from Seller;

         NOW, THEREFORE, for and in consideration of the premises hereof, the sums of money to be paid hereunder, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Agreement to Sell and Purchase. Seller hereby agrees to sell and convey and Buyer hereby agrees to purchase and accept the Subject Property upon the terms and subject to the conditions set forth in this Agreement.

         2. Purchase Price and Method of Payment. The amount of $2,800,000.00 shall be the total purchase price ("Purchase Price"), subject to credits, adjustments and prorations for which provisions are hereinafter made. The Purchase Price shall be paid to Seller by Buyer at Closing by certified or bank check or wire transfer.

         Buyer's obligations under this Agreement are subject to and contingent upon Buyer's being able to obtain a commitment for a mortgage loan satisfactory to Buyer on the property. The Buyer agrees to use diligent efforts to obtain a commitment for a satisfactory mortgage loan.


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         3. Closing. The Closing shall take place in St. Thomas,  Virgin Islands on or about March 31, 1998. If the Closing does not take place on or before March 31, 1998, TIME BEING OF THE ESSENCE OF THIS DATE, or on such later date as the Parties hereto agree in writing, then the Seller may terminate this Agreement and the parties shall have no further obligations one to the other as a result of this Agreement and each party shall bear its own costs. At Closing, the Seller shall convey insurable title to the Subject Property to the Buyer by Warranty Deed in substantially the form attached hereto as Exhibit B, said title to be free of all liens and encumbrances except those referred to in the Warranty Deed attached hereto as Exhibit B.

         4. Closing Costs. Buyer shall pay any document preparation fees for any documents to be delivered by Buyer. Seller shall pay for preparation of the Deed and other transfer documents and obtaining the required attest on the Deed. Buyer shall pay the cost of recording the Deed (inclusive of the documentary stamp taxes, transfer taxes and the like relating solely to the conveyance of the Subject Property to the Buyer. Buyer and Seller shall bear the cost of their respective attorneys' fees).

         5. Condemnation Prior to Closing. In the event that any condemnation proceedings are initiated prior to Closing and either (i) the entire Subject Property is to be taken or (ii) Seller determines that the diminution in value of, or cost to repair any damage to, the Subject Property resulting from a partial condemnation shall exceed $50,000, then either Buyer or Seller shall have the right to terminate this Agreement, and upon such termination, both parties shall be relieved of all obligations and liabilities hereunder and Seller shall be entitled to receive any award made by the condemning authority in connection with such condemnation proceedings. If neither Buyer nor Seller elects to terminate this Agreement as provided in the preceding sentence, or if Seller determines that the diminution in value or cost to repair any damage resulting from a partial condemnation shall not exceed $50,000, then Buyer shall pay the full Purchase Price for the Subject Property without reduction at Closing and Seller shall assign to Buyer at Closing all of Seller's right, title and interest in and to any award made by the condemning authority in connection with such condemnation proceedings.

         6.  Prorations.

                  (A) Taxes and Rents. Real Estate taxes and rents shall be prorated as of the date of Closing. All prorations under this Subparagraph 6.(A) shall be final. Prorations shall be calculated based upon the most recent tax bill assessment and the terms and conditions of the Ground Lease between Seller (or its predecessor-in-interest) and Buyer.

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                  (B) Assessments.  Buyer shall pay all common area charges,  if any, assessed by the Seller as Lessor of the Subject Property, prorated to the date of Closing.

                  (C) Tax Reduction Proceedings. Seller shall have the right to prosecute and continue to prosecute subsequent to the Closing any tax certiorari proceedings for the tax year in which the Closing occurs and all prior tax years. Any refunds obtained for any tax years prior to the tax year in which the Closing occurs, net of the expenses incurred in obtaining such refunds, shall be paid to Seller. Any refund obtained for the tax year in which the Closing occurs, net of the expenses incurred in obtaining such refunds, shall be apportioned to the Closing Date, with any portion thereof allocable to periods subsequent to the Closing Date to be paid to Buyer and the remainder to be paid to Seller. Notwithstanding the preceding sentences, any refund for any time period prior to the Closing, which is attributable to land and not improvements and a portion of which has been previously paid by Buyer under the terms of its Lease, shall be prorated as to the portion paid by Buyer using the formula set forth in the Lease and paid to Buyer. The provisions of this Section 6(C) shall survive the Closing.

         7. Representations and Warranties of Seller.

                  (A) Seller represents and warrants to Buyer that Seller has and at the time of Closing will have full power and legal right and authority to enter into and perform its obligations under this Agreement and the consummation of the sale and purchase transaction contemplated herein will not result in the breach of or constitute a default under any agreement or instrument to which Seller is bound in such manner as to affect Seller's ability to sell and convey the Subject Property as contemplated herein.

                  (B) Notwithstanding anything to the contrary set forth in this Agreement, Buyer is acquiring the Subject Property "AS IS", "WHERE IS", WITH ALL FAULTS AND DEFECTS. Buyer acknowledges and agrees that Seller (or any agent of Seller) has not made and does not make, and Seller specifically disclaims, any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to:

                    I. The nature, quality or condition of the Subject Property, including without limitation, the water, soil and geology of, or the presence or absence of any pollutant, hazardous waste, gas or substance or solid waste on or about, or deriving from the Subject Property;


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                    II. Any income to be derived from the Subject Property;

                    III. The suitability of the Subject Property for any and all activities and uses which Buyer may intend to conduct thereon;

                    IV. The  compliance  of or by the  Subject  Property  or its operations with any laws, rules, ordinances or regulations of any governmental authority or body having jurisdiction over the Subject Property; provided, however, Seller represents that it has received no notice of violation of any of the foregoing laws, rules, ordinances or regulations, except as disclosed to Buyer; and

                    V. The habitability, merchantability or fitness for a particular purpose of the subject property.

                  (C) Buyer acknowledges that the Buyer is relying solely on its own investigation of the Subject Property and not on any information provided or to be provided by Seller. Buyer further acknowledges that no independent investigation or verification has been or will be made by Seller with respect to any information supplied by Seller concerning the Subject Property and that Seller makes no representation as to the accuracy or completeness of such information.

                  (D) Except with respect to a breach of any representation or warranty made by Seller herein, without limiting the above, Buyer (and any assignee of Buyer's rights hereunder) waives its rights to recover from, and forever releases and discharges, Seller, Seller's affiliates, the partners, trustees, shareholders, directors, officers, attorneys, employees and agents of each of them, and their respective heirs, successors, personal representatives and assigns, from any and all demands, claims, legal or administrative proceedings, losses, liabilities, damages, penalties, fines, liens, judgments, costs or expenses whatsoever (including, without limitation, attorneys' fees and costs) whether direct or indirect, known or unknown, foreseen or unforeseen, that may arise on account of or in any way be connected with the Subject Property ("Claims"), including, without limitation, the physical, environmental and structural condition of the Subject Property or any law or regulations applicable thereto (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 6901, et seq.), the Resources Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901, et seq.), the Clean Water Act (33 U.S.C. Section 1251 et seq.), the Safe Drinking Water Act (14 U.S.C. Section 1401, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1401 et. Seq.), and the Toxic Substance Control Act (15 U.S.C. Section 2601, et seq.).

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                  (E) Buyer bears the risk of any costs or expenses  suffered or incurred by Buyer with regard to any lack of information, incorrect information or inadequate information relating to any of the matters described above.

                  (F) The provisions of Subparagraphs 12(B), 12(C), 12(D), and 12(E) shall survive the Closing, but shall not survive the termination of this Purchase and Sale Agreement for any reason other than a closing.

         8. Representations and Warranties of Buyer. Buyer represents and warrants to Seller that Buyer has and at the time of Closing will have full power and legal right and authority to enter into and perform its obligations under this Agreement and the consummation of the sale and purchase transaction contemplated herein will not result in the breach of or constitute a default under any agreement or instrument to which Buyer is bound in such manner as to affect Buyer's ability to purchase the Subject Property as contemplated herein.

         9.  Closing Requirements.

                  (A) Seller agrees to the following closing requirements:

                    (i) Seller shall deliver the following closing documents at Closing (unless the delivery thereof shall have been waived by Buyer in writing):

                         (a) the Deed;

                         (b) Certificate of Non-Foreign Status, in the form attached hereto as Exhibit C;

                         (c) if  appropriate,  resolutions  of Seller,  property
                             executed and approved in accordance with the by-laws of Seller, authorizing the transactions contemplated by this Agreement;

                         (d) such other documents,  instruments and certificates
                             as may be reasonably required by the title company to fully effect and consummate the transactions contemplated hereby.

                  (B) Buyer agrees to the following closing requirements:

                    (i) At the time of Closing hereunder the representations and warranties of the Buyer described in Paragraph 8 hereof shall be true and correct in all material respects and

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                         there shall have been no material breach or breaches of
                         the same by Buyer.

                    (ii) Buyer  shall  deliver  the  following  items at Closing
                         (unless the delivery thereof shall have been waived by Seller in writing):

                         (a) the Purchase Price plus or minus prorations and any
                             other  amounts  to be  paid   by  Buyer  to  Seller
                             hereunder;

                         (b) if  appropriate,  resolutions  of  Buyer,  property
                             executed and approved in accordance with the by-laws of Buyer, authorizing the transactions contemplated by this Agreement;

                         (c) such other documents,  instruments and certificates
                             as may be reasonably required by the title company to fully effect and consummate the transactions contemplated hereby.

                  (C) Buyer and Seller shall jointly deliver three (3) copies of a Closing Statement at Closing.

         10. Survival of Provisions. The provisions of this Agreement shall not survive the Closing or the termination of this Agreement hereunder except as expressly provided elsewhere in this Agreement.

         11. Notices. All notices, elections, consents, demands and communications (collectively called "Notices" or individually called "Notice") shall be in writing and delivered personally or by registered or certified mail, return receipt requested, postage prepaid, or by a nationally recognized overnight courier service and service and sent to the appropriate address on the signature page of this Agreement. Copies of all Notices shall be sent to the attorneys for the respective parties as follows in the same manner of delivery as used for the parties:

                  Seller's Attorney:        A. James Casner, III, Esq.
                                            Dudley, Topper & Feuerzeig
                                            P.O. Box 756
                                            St. Thomas, VI  00804

                  Buyer's Attorney:         Paul Hoffman, P.C.
                                            P.O. Box 870
                                            St. Thomas, VI  00804.

Either party may, by written notice to the other, change the address to which Notices are to be sent. Unless otherwise

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provided herein,  all Notices shall be deemed given when actually  received,  in the case of personal delivery or delivery by overnight courier, or when deposited in any branch, station or depository maintained by the U.S. Postal Service, if sent by registered or certified mail, except that a notice of change of address shall be deemed given when actually received.

         12. Governing Law and Binding Effect. This Agreement and the interpretation and enforcement of the same shall be governed by and construed in accordance with the laws of the United States Virgin Islands and shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto as well as their respective successors and assigns, subject, however, to the provisions of Paragraph 17 hereof.

         13. Integrated Agreement, Waiver and Modification. This Agreement represents the complete and entire understanding and agreement between the parties hereto with regard to all matters involved in this transaction and supersedes any and all prior or contemporaneous agreements, whether written or oral, except the Lease. No agreements or provisions, unless incorporated herein, shall be binding on either party hereto. This Agreement may not be modified or amended nor may any covenant, agreement, condition, requirement, provision, warranty or obligation contained herein be waived, except in writing signed by both parties or, in the event that such modification, amendment or waiver is for the benefit of one of the parties hereto and to the detriment of the other, then the same must be in writing signed by the party to whose detriment the modification, amendment or waiver inures. Waiver or performance or satisfaction of timely performance or satisfaction of any condition, covenant, requirement, obligation or warranty by one party shall not be deemed to be a waiver of the performance or satisfaction of any other condition, covenant, requirement, obligation or warranty unless specifically consented to in writing.

         14. Brokerage - Agency Disclosure. Seller and Buyer hereby acknowledge that no broker or finder has been employed by them in connection with the execution of this Agreement or the consummation of the transaction contemplated hereby. Each of Seller and Buyer warrants to the other that no commissions are payable or due to any broker or finder in connection with this Agreement or the transactions contemplated herein. Each of Seller and Buyer agrees to indemnify, defend and hold the other harmless from and against any commissions or fees or claims for commissions or fees asserted by any party with whom the indemnifying party has dealt. The provisions of this Paragraph 15 shall survive the termination of this Agreement or the Closing, whichever occurs.

         15. No Recording. This Agreement shall not be recorded in the land records of the jurisdiction where the Subject Property

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is located.  If either party  records this  Agreement or any  memorandum  hereof without the express written consent of the other party, which consent either party may withhold in its sole discretion, this Agreement shall be deemed null and void at the election of the non-recording party.

         16. No Third Party Benefit. This Agreement is made for the sole benefit of Buyer and Seller and no other person or persons shall have any benefits, rights or remedies under or by reason of this Agreement.

         17. No Assignment. Buyer shall not assign its rights under this Agreement without the prior written consent of Seller, which Seller may withhold in its sole discretion; provided, however, that Buyer shall have the right to designate its majority controlled corporate entity as the title holder so long as Buyer gives notice to Seller of the designated entity at least fifteen (15) days prior to Closing. Any assignment shall not relieve the Buyer of any liability under this Contract.

         18. Waiver of Trial by Jury. THE SELLER AND THE BUYER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREIN, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE AGREEMENT OR ANY OTHER DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SELLER ENTERING INTO THIS AGREEMENT WITH THE BUYER. FURTHER, THE BUYER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF SELLER, NOR THE SELLER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SELLER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE SELLER, NOR SELLER'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

         THIS PARAGRAPH 18 SHALL SURVIVE THE CLOSING OR THE TERMINATION OF THIS AGREEMENT, WHICHEVER OCCURS.

         19. Counterparts. This Agreement and any document or instrument executed pursuant hereto may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         20. Date of Performance. If any date for performance hereunder falls on a Saturday, Sunday or other day which is a holiday under federal law or under Territorial law where the Subject Property is located, the date for such performance shall be the next succeeding business day.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in a manner and form sufficient to bind them as of the date first above written.

                                     SELLER:

                                     SUGAR ESTATE PARK, INC.
                                     P.O. Box 7020
                                     St. Thomas, VI  00801


                                     By:  /s/ John P. deJongh, Jr.
                                          --------------------------------------
                                          John P. deJongh, Jr., President


                                     Attest:  /s/ Cornel A. Williams
                                              ----------------------------------
                                              Cornel A. Williams,
                                              Secretary


                                     BUYER:

                                     FORTRESS SELF STORAGE, INC.
                                     P.O. Box 870
                                     St. Thomas, VI  00804

                                     By:  /s/ Joel Tranum
                                          --------------------------------------
                                          Joel Tranum, President


                                     Attest:  /s/ Paul Hoffman
                                              ----------------------------------
                                              Paul Hoffman, Secretary



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